Exhibit 10.17








                             ASSET SALE AGREEMENT

                                  dated as of

                                 June 30, 1999

                                    between

                      PHH VEHICLE MANAGEMENT SERVICES LLC

                                      and

                        PHH PERSONAL LEASE CORPORATION,

                                  as Sellers

                                      and

                              RAVEN FUNDING LLC,

                                 as Purchaser














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                               TABLE OF CONTENTS
                               -----------------


                                                                         Page
                                                                         ----



ARTICLE I

    CERTAIN DEFINITIONS...................................................1

    Section 1.1  Definitions..............................................1

ARTICLE II

    SALE OF ASSETS........................................................1

    Section 2.1 Sale of Vehicles and Leases...............................1
    Section 2.2 Sale of the Existing Interests............................3
    Section 2.3  Payment for the Sold Assets..............................3
    Section 2.4  Assumption...............................................3
    Section 2.5  Release of the Seller....................................3
    Section 2.6  The Closing..............................................3
    Section 2.7  Security Interest in the Transferred Assets..............3

ARTICLE III

    REPRESENTATIONS AND WARRANTIES........................................4

    Section 3.1  Representations and Warranties of the Purchaser..........4
    Section 3.2  Representations and Warranties of the Sellers............5

ARTICLE IV

    CONDITIONS............................................................7

    Section 4.1  Conditions to Obligation of the Purchaser................7
    Section 4.2  Conditions to Obligation of the Sellers..................8

ARTICLE V

    COVENANTS OF THE SELLERS .............................................8

    Section 5.1  Protection of Right, Title And Interest..................8
    Section 5.2  Other Liens or Interests.................................9
    Section 5.3  Costs and Expenses.......................................9
    Section 5.4  Indemnification.........................................10


                                     (i)
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    Section 5.5  Absolute Transfer; Sale or Exchange.....................10

ARTICLE VI

    MISCELLANEOUS PROVISIONS.............................................11

    Section 6.1  Obligations of the Sellers..............................11
    Section 6.2  Amendment...............................................11



Exhibit A - Schedule of Sold Vehicles
Exhibit B - Schedule of Sold Leases
Exhibit C - Schedule of Existing Interests
Exhibit D - Existing Leases
Exhibit E - Existing Vehicles

Schedule 3.2(a)(viii) Executive Offices of Sellers


                                     (ii)

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          ASSET SALE AGREEMENT (the "Agreement"), dated as of June 30, 1999, between PHH Vehicle Management Services LLC ("VMS"), a Delaware limited liability company, as seller, PHH Personal Lease Corporation, a Maryland corporation, as seller, ("PHH PLC", and together with VMS, the "Sellers") and Raven Funding LLC, a Delaware limited liability company, as purchaser (the "Purchaser").

          WHEREAS, the Sellers own certain Leases, Vehicles and interests in the D.L. Peterson Trust, a Maryland business trust (the "Origination Trust").

          WHEREAS, the Sellers propose to sell and Purchaser proposes to purchase the Leases, the Vehicles and the interests in the Origination Trust from the Sellers for cash equal to the Purchase Price.

          NOW, THEREFORE, the Sellers and Purchaser hereby agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

          Section 1.1 Definitions. (a) Capitalized terms used in the above recitals and in this Agreement, and not defined in this Agreement, shall have the respective meanings assigned to them in the Definitions List attached to the Base Indenture, dated as of the date hereof, between the Issuer and The Chase Manhattan Bank, as indenture trustee, as the same may be amended, supplemented or otherwise modified from time to time, exclusive of Indenture Supplements creating a new Series of Investor Notes (the "Base Indenture").

          (b) All references herein to "this Agreement" are to this Asset Sale Agreement, and all references herein to Articles, Exhibits, Sections and subsections are to Articles, Exhibits, Sections and subsections of this Agreement unless otherwise specified.


                                  ARTICLE II

                                SALE OF ASSETS

          Section 2.1 Sale of Vehicles and Leases. The Sellers do hereby sell, warrant, pledge, convey, transfer and set over unto the Purchaser all of their respective present and future right, title and interest in, to and under the rights, interests, powers, privileges and other benefits, in each case whether now owned or existing or hereafter acquired or arising and wherever the same may be located in all of the following, (all of which rights, being hereby assigned and pledged, or intended so to be, are hereinafter collectively referred to as the "Auto Assets", together with the Existing Interests (as defined below), the "Sold Assets"):

          (a) all automobiles, trucks, truck chassis, truck bodies, truck tractors, truck trailers or other type of motorized vehicle or equipment set forth in Exhibit A hereto (the "Sold Vehicles"), together with: (i) all substitutions, renewals or replacements of the Sold Vehicles or any part included therein, (ii) all proceeds, rents, income, revenues and profits to the Seller therefor, (iii) all accessories, additions and parts from time to time in or to such Sold Vehicles or equipment and all accessories thereto,
(iv) all logs, books, records and other written materials pertaining to the Sold Vehicles or any part included therein and all warranties of any kind relating to the Sold Vehicles and (v) all security interests in such Vehicles or any of the foregoing;

          (b) all the right, title, interest, claims and demands now held or hereafter acquired by the Sellers, as lessors, in, to and under the leases set forth in Exhibit B hereto (the "Sold Leases"), together with all rights, powers, privileges, options, licenses and other benefits of the Sellers, as lessors, under each thereof, whether arising under the Sold Leases, by law or in equity, including, without limitation:

               (i) the immediate and continuing right to receive and collect all payments, insurance and disposition proceeds, condemnation awards and other payments, tenders and security of any kind now or hereafter payable or receivable by, or for the benefit or account of, the Seller, as lessor, under the Sold Leases;

               (ii) the right to (1) give or receive any instrument, notice or other communication, (2) exercise any election or option or accept any surrender of the Sold Vehicle or any part thereof or grant any waiver, consent or other approval, and (3) enter into any amendment, supplement or other modification or agreement relating to the Sold Leases;

               (iii) the right to take such action and exercise such rights and remedies upon the occurrence of a default under a Sold Lease, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted by the Sold Leases, or by any other law or in equity, and to do any and all other things whatsoever which the Seller is or may be entitled to do under the Sold Leases;

it being the intent and purpose hereof that the assignment and transfer to the Purchaser of said rights, powers, privileges, options, licenses and other benefits shall be effective and operative immediately and shall continue in full force and effect;

          (c) each certificate of title or other evidence of ownership of a Sold Vehicle issued by any applicable department, agency or official responsible for accepting applications for, and maintaining records regarding, certificates of title in the respective jurisdiction in which such Sold Vehicle is registered;

          (d) any insurance policy and rights thereunder or proceeds therefrom, including without limitation, any policy of comprehensive, collision, public liability, physical damage or personal liability insurance to the extent that any such policy applies to any Sold Lease or Sold Vehicle; and

          (e) all proceeds (as such term is defined in the Uniform Commercial Code of the State of New York, or any other applicable Uniform Commercial Code, each as in effect from time to time) of the foregoing, and in any event shall include, without limitation: (i) "cash proceeds," (ii) "non-cash proceeds," (iii) all amounts payable as proceeds of insurance, as an award or otherwise in connection with any confiscation, condemnation, requisition or other taking of any Auto Assets, and (iv) all amounts payable to the Sellers by any manufacturer, supplier or vendor of any of the Auto Assets or any component thereof pursuant to any warranty or indemnity covering any of the Auto Assets, in each case whether now owned or existing or hereafter acquired or arising, or acquired or arising before or after the commencement of any bankruptcy proceeding by or against the Sellers; and (v) all monies and securities deposited or required to be deposited with the Sellers pursuant to any term of the Sold Leases or required to be held by the Sellers hereunder or thereunder.

          Section 2.2 Sale of the Existing Interests. VMS does hereby sell, warrant, pledge, convey, transfer and set over unto the Purchaser all of VMS' present and future right, title and interest in, to and under the rights, interests, powers, privileges and other benefits, in each case whether now owned or existing or hereafter acquired or arising in the interests in the Origination Trust set forth in Exhibit C hereto, but in all instances subject to the Loan (as hereinafter defined) (the "Existing Interests"). For the purposes of this Agreement, the "Loan" shall mean the loan in the amount of $914,160,108.23 from The Chase Manhattan Bank made to the Seller and evidenced by a Note dated as of June 30, 1999 made by the Seller, as borrower.

          Section 2.3 Payment for the Sold Assets. Contemporaneously with the execution and delivery hereof, and in consideration for the purchase of (a)the Auto Assets hereunder, the Purchaser shall deliver to the Seller $1,922,476,093, which amount the parties hereto agree is equal to the fair market value of the Auto Assets (the "Auto Assets Purchase Price"). Contemporaneously with the execution and delivery hereof, and in consideration for the purchase of (b)the Existing Interests, hereunder, subject to the Loan, the Purchaser shall deliver to VMS $167,561,262,which amount the parties hereto agree is equal to the fair market value of the Existing Interests, subject to the Loan, (the "Existing Interests Purchase Price" and together with the Auto Assets Purchase Price, the "Purchase Price").

          Section 2.4 Assumption. In consideration of the transfers set forth in Sections 2.1 and 2.2, the Purchaser hereby accepts the Sold Leases and assumes and undertakes and agrees to perform and discharge all of the duties and obligations of the Sellers with respect to the Sold Assets whenever and wherever accrued.

          Section 2.5 Release of the Seller. As of the date hereof, the Sellers shall be relieved of their respective liabilities under the Sold Leases.

          Section 2.6 The Closing. Subject to the conditions set forth in
Article IV, the sale of the Sold Leases, Sold Vehicles and the Existing Interests shall take place at a closing at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 on or about June 30, 1999 (the "Closing Date").

          Section 2.7 Security Interest in the Transferred Assets. The parties to this Agreement intend that the transactions contemplated by Article II shall be, and shall be treated as, absolute sale, assignment, transfer, and conveyance by the Sellers of the Sold Assets and not as a lending transaction. If this Agreement does not constitute a valid assignment, transfer and conveyance of all right, title and interest of the Sellers in, to and under the Sold Assets despite the intent of the parties hereto, the Sellers hereby grant a first priority "security interest" (as defined in the UCC as in effect in the State of New York) in the Sold Assets and all proceeds thereof to the Purchaser and the parties agree that this Agreement shall constitute a security agreement under the UCC in effect in New York.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

          Section 3.1 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Sellers as of the date hereof and as of the Closing Date:

          (a) Organization and Good Standing. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) Power and Authority. The Purchaser has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

          (c) No Violation. The execution, delivery and performance by it of this Agreement (i) shall not violate any provision of any law or regulation or any order, writ, judgment or decree of any court, arbitrator or Governmental Authority applicable to the Purchaser or any of its assets, (ii) shall not violate any provision of the Purchaser's Limited Liability Company Agreement, and (iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, any mortgage, indenture, contract, agreement or other undertaking to which the Purchaser is a party.

          (d) Governmental Approvals. The execution, delivery and performance by the Purchaser of this Agreement shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any Governmental Authority or agency in the jurisdiction in which the Purchaser was formed.

          (e) Validity; Binding Obligation. This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding agreement of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (f) No Litigation. No legal or governmental proceedings are pending to which the Purchaser is a party or of which any property of the Purchaser is the subject, and no such proceedings are threatened or contemplated by any Governmental Authorities or threatened by others.

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          Section 3.2 Representations and Warranties of the Sellers. (a) The
Sellers hereby represent and warrant to the Purchaser as of the date hereof and as of the Closing Date:

               (i) Organization. VMS has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted. PHH PLC has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

               (ii) Good Standing. VMS is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications. PHH PLC is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

               (iii) Power and Authority. Each of the Sellers has the full power and authority to execute and deliver this Agreement, to carry out its terms, and to sell and assign the property sold and assigned by it to the Purchaser hereunder and has duly authorized such sale and assignment by all necessary corporate action.

               (iv) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement do not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, VMS's limited liability company agreement or PHH PLC's certificate of incorporation or by-laws, or any indenture, mortgage, deed of trust, lease, agreement or other instrument to which either of VMS and PHH PLC is a party or by which either of VMS and PHH PLC is bound (an "Applicable Agreement"), or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such Applicable Agreement, or violate any law, rule or regulation or, to the best of each of VMS' and the PHH PLC's knowledge, any order applicable to it of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

               (v) Validity; Binding Obligation. This Agreement has been duly authorized, executed and delivered by it and constitutes the legal, valid and binding agreement of the Sellers, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

               (vi) No Litigation. No legal or governmental proceedings are pending to which the Sellers are a party or of which any property of the Sellers is the subject, and no such proceedings are threatened or contemplated by any Governmental Authorities or threatened by others, other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of such Seller and its subsidiaries considered as a whole and will not materially and adversely affect the performance by such Seller of its obligations under, or the validity and enforceability of, this Agreement.

               (vii) No Consent. No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery of this Agreement or for the performance of any of Sellers' obligations hereunder or thereunder or under any Transaction Document other than such consents, approvals, authorizations, registrations, declarations or filing as shall have been obtained by the Sellers prior to the Closing Date.

               (viii) Executive Offices. As of the Closing Date, the current location of VMS's and PHH PLC's chief executive offices, principal places of business, and the locations of their records concerning the Sold Assets are set forth in Schedule 3.2(a)(viii).

               (ix) Other Representations. All representations and warranties of each of the Sellers made in each Transaction Document to which it is a party are true and correct and are repeated herein as though fully set forth herein.

          (b) The Sellers make the following representations and warranties as to the Sold Leases, on which the Purchaser relies in accepting the Sold Leases. Such representations and warranties speak as of the Closing Date, but shall survive the transfer and assignment of the Sold Leases to the Purchaser and the transfer thereof by the Purchaser to the Origination Trust pursuant to the Contribution Agreement:

               (i) All right, title and interest to and in each Sold Lease has been validly transferred by the Sellers directly to the Purchaser under and in accordance with this Agreement, and the Purchaser has good and marketable title thereto free and clear of any adverse claim ("Adverse Claim").

               (ii) Each Sold Lease and Sold Vehicle and each Lease (the "Existing Leases") and Vehicle (the "Existing Vehicles") a beneficial interest in which is represented by the Existing Interests on the date hereof is listed on Exhibits A, B, D and E attached hereto, respectively.

          (c) The Sellers make the following representations and warranties as to the Sold Vehicles, on which the Purchaser relies in accepting the Sold Vehicles. Such representations and warranties speak as of the Closing Date, but shall survive the transfer and assignment of the Sold Vehicles to the Purchaser and the transfer thereof by the Purchaser to the Origination Trust pursuant to the Contribution Agreement:

               (i) All right, title and interest to and in each Sold Vehicle has been validly transferred by the Sellers directly to the Purchaser under and in accordance with this

          Agreement, and the Purchaser has good and marketable title thereto free and clear of any Adverse Claim.

               (ii) The transfer of each Sold Vehicle to Purchaser hereunder complies with and does not contravene any Applicable Law in any material respect.

          (d) VMS makes the following representations and warranties as to the Existing Interests, on which the Purchaser relies in accepting the Existing Interests. Such representations and warranties speak as of the Closing Date, but shall survive the transfer and assignment of the Existing Interests to the Purchaser and the transfer thereof by the Purchaser to the Origination Trust pursuant to the Contribution Agreement:

               (i) All right, title and interest to and in the Existing Interests have been validly transferred by the Seller directly to the Purchaser under and in accordance with this Agreement, and the Purchaser has good and marketable title thereto free and clear of any Adverse Claim.

               (ii) The Existing Interests represent 100% of the beneficial interest in the Origination Trust Assets.

          (e) VMS makes the following representations and warranties as to the Existing Leases and Existing Vehicles, on which the Purchaser relies in accepting the Existing Interests. Such representations shall speak as of the Closing Date, but shall survive the transfer and assignment of the Existing Interests to the Purchaser and the transfer thereof by the Purchaser to the Origination Trust pursuant to the Contribution Agreement:

               (i) The Origination Trust has good and marketable title to all Existing Leases and Existing Vehicles, free of any Adverse Claim;

               (ii) Each Existing Lease is an Eligible Lease; and

               (iii) Each Master Lease Agreement included in the Existing Leases is an Eligible Master Lease and no adverse selection procedures were employed in selecting such Master Lease Agreement when such Master Lease Agreement was transferred to the Origination Trust.

                                  ARTICLE IV

                                  CONDITIONS

          Section 4.1 Conditions to Obligation of the Purchaser. The obligation of the Purchaser to acquire the Sold Leases, Sold Vehicles and Existing Interests and assume any obligations thereunder is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of the Sellers hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Sellers shall have performed all obligations to be performed by the Sellers hereunder on or prior to the Closing Date.

          (b) Delivery of Sold Leases, Sold Vehicles and Existing Interests. The Sellers shall deliver the Sold Leases, titles to the Sold Vehicles and all certificates representing the Existing Interests to the Purchaser.

          (c) Other Transactions. On or prior to the Closing Date (i) each of the Transaction Documents shall have been executed and delivered by the parties thereto, and (ii) each of the parties to the Transaction Documents shall have performed all of their respective obligations thereunder required to be performed on or prior to the Closing Date.

          (d) Closing Certifications. In connection with the Purchaser's transfer of the Sold Assets to the Origination Trust pursuant to the Contribution Agreement, the Sellers shall have delivered to the Origination Trust the Certificate in the form attached as Exhibit A to the Series 1999-1 SUBI Servicing Supplement making the representations and warranties as of the Closing Date set forth therein with respect to the Sold Vehicles and the Existing Vehicles (the "Vehicles") and the Sold Leases and the Existing Leases (the "Leases").

          Section 4.2 Conditions to Obligation of the Sellers. The obligation of the Sellers to sell the Sold Assets to the Purchaser on the Closing Date is subject to each representation and warranty of the Purchaser hereunder being true and correct on the Closing Date as if such representation and warranty was then made, and each obligation to be performed by the Purchaser by the Closing Date having been performed.

                                   ARTICLE V

                           COVENANTS OF THE SELLERS

          The Sellers hereby agrees with the Purchaser as follows:

          Section 5.1 Protection of Right, Title And Interest. (a) The Sellers shall take such actions as are required by law to preserve, maintain, and protect fully the interest of the Purchaser in the Sold Assets and in the proceeds thereof. Each of the Sellers shall, at its sole cost and expense, promptly and duly execute and deliver any and all further instruments and documents and take such further actions that may be necessary or desirable or that the Purchaser may request to carry out more effectively the provisions and purposes of this Agreement or any other Transaction Document or to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the sale to or for the benefit of the Purchaser of any Sold Assets, (ii) perfecting, protecting, preserving, continuing and maintaining fully the purchase by, and the assignments, security interests and other Liens granted or purported to be granted to, the Purchaser under this Agreement (including the filing any financing or continuation statements under the UCC with respect to the ownership interests or Liens granted hereunder or under any other Transaction Document) and (iii) enabling the Purchaser, the Issuer or the Indenture Trustee to exercise or enforce its rights under this Agreement or any of the other Transaction Documents.

Each of the Sellers hereby authorizes the Purchaser, the Issuer or the Indenture Trustee to file any such financing or continuation statements without the signature of the Sellers to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Sold Assets shall be sufficient as a notice or financing statement where permitted by law. If any amount payable under or in connection with any of the Sold Assets is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to the Purchaser immediately upon the Sellers' receipt thereof and promptly delivered to or at the direction of the Purchaser. If either of the Sellers fail to perform any agreement or obligation under this
Section 5.1(a), the Purchaser, the Issuer or the Indenture Trustee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Purchaser, the Issuer or the Indenture Trustee incurred in connection therewith shall be payable by such Seller upon demand of the Purchaser.

          (b) The Sellers shall not change their respective names, identities, or corporate structures in any manner that would, could, or might make any financing statement or continuation statement filed by the Sellers, in accordance with Section 5.1(a) seriously misleading within the meaning of
Section 9-402(7) of the New York Uniform Commercial Code, unless such Seller shall have given the Purchaser at least 30 days' prior written notice thereof and shall have promptly, but in no event later than 10 days after such change, filed appropriate amendments to all previously filed financing statements or continuation statements.

          (c) The Sellers shall give the Purchaser, the Issuer and the Indenture Trustee at least 30 days' prior written notice of any relocation of their principal executive offices if, as a result of such relocation, the applicable provisions of the Uniform Commercial Code would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly, but in no event later than 10 days after such relocation, file any such amendment or new financing statement.

          (d) The Sellers shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Sellers' records regarding the Sold Assets.

          (e) On the Closing Date, the Sellers shall furnish to the Purchaser, a list of all Sold Leases and Sold Vehicles (by vehicle registration number and account number).

          Section 5.2 Other Liens or Interests. Except for the conveyances hereunder, the Sellers will not sell, pledge, assign or transfer the Sold Assets to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Sold Assets and the Sellers shall defend the right, title, and interest of the Purchaser in, to and under the Sold Assets against all claims of third parties claiming through or under the Sellers.

          Section 5.3 Costs and Expenses. The Sellers agree to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's right, title and interest in and to the Sold Assets.

          Section 5.4 Indemnification. The Sellers shall defend, indemnify and hold harmless the Purchaser from and against:

          (a) any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the failure of a Sold Lease or Sold Vehicle to be originated in compliance with all requirements of law and for any breach of any of either of the Sellers' respective representations and warranties contained herein;

          (b) any and all taxes that may at any time be asserted against the Purchaser with respect to the transactions contemplated herein, including, without limitation, any sales, use, gross receipts, transfer taxes, general corporation, tangible personal property, privilege, license or income taxes, taxes on or measured by income, or any state or local taxes assessed on the Purchaser resulting from the transfer of the Sold Assets hereunder, the location of assets of the Purchaser and costs and expenses in defending against the same;

          (c) any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Purchaser through, the breach of any covenants of the Sellers hereunder or the inaccuracy of any of the representations and warranties of the Sellers hereunder, the negligence, willful misfeasance, or bad faith of the Sellers in the performance of its duties under this Agreement or by reason of reckless disregard of the Sellers' obligations and duties under this Agreement;

          (d) the failure of the transfer of the Sold Assets by the Sellers to the Purchaser to convey to the Purchaser an ownership interest in the Sold Assets free and clear of Adverse Claims;

          (e) any attempt by any person to void the transfer of any portion of the Sold Assets under statutory provisions or common law or equitable action, including, without limitation, any provision of the federal Bankruptcy Code, 11 U.S.C. Section 101 et seq; and

          (f) any dispute, claim, offset or defense of any Obligor under a Lease (including a defense based on such Lease not being a legal, valid and binding obligation of such Obligor).

          These indemnity obligations shall be in addition to any obligation that the Sellers may otherwise have.

          Section 5.5 Absolute Transfer; Sale or Exchange. The Sellers agree to treat this conveyance for all purposes (including, without limitation, tax and financial accounting purposes) as an absolute transfer on all relevant books, records, tax returns, financial statements and other applicable documents.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS

          Section 6.1 Obligations of the Sellers. The obligations of the Sellers under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Leases or any Vehicles and the Existing Interests.

          Section 6.2 Amendment. (a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Sellers and the Purchaser, but without the consent of any other Person, to correct any inconsistency or cure any ambiguity or errors in this Agreement only in a manner that would have no adverse effect on any Investor Noteholder or any Preferred Member.

          (b) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Sellers and the Purchaser, with the consent of the Indenture Trustee so long as any Series of Investor Notes is outstanding.

          (c) Prior to the execution of any such amendment or consent, the Seller shall furnish at least five (5) Business Days prior written notification of the substance of such amendment or consent to each Rating Agency with respect to each Series of Investor Notes and each series of Preferred Membership Interests. No later than ten (10) Business Days after the execution of such amendment or consent, the Seller shall furnish a copy of such amendment or consent to each Rating Agency with respect to each Series of Investor Notes and each series of Preferred Membership Interests and the Indenture Trustee.

          Section 6.3 Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

          Section 6.4 Costs and Expenses. The Sellers and the Purchaser will pay their respective expenses incident to the performance of their obligations under this Agreement.

          Section 6.5 Representations of the Sellers. The respective agreements, representations, warranties and other statements by the Sellers set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.6.

          Section 6.6 Notices. All demands, notices and communications upon or to the Sellers and the Purchaser shall be in writing, and shall be personally delivered, sent by electronic facsimile or overnight delivery service or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given to the intended recipient upon receipt at the respective addresses listed below, or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

               (i) In the case of the Sellers:

                   PHH Vehicle Management Services LLC
                   PHH Personal Lease Corporation
                   900 Old Country Road
                   Garden City, NY  11530
                   Attn:  General Counsel
                   Fax:  516-222-3751

               (ii) In the case of the Purchaser:

                    Raven Funding LLC
                    900 Old Country Road
                    Garden City, NY  11530
                    Attn:  General Counsel
                    Fax:  516-222-3751


          Section 6.7 Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 6.8 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

          Section 6.9 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.


          Section 6.10 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

          Section 6.11 No Petition Covenants. The Sellers, by entering into this Agreement, covenant and agree that it will not at any time institute against, or join any other Person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement, insolvency, or liquidation or other similar proceedings under any U.S. Federal or state bankruptcy or similar law.

          Section 6.12 Sucessors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Sellers and the Purchaser and their respective successors and permitted assigns, except as otherwise provided herein. The Sellers may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of the Purchaser, the Issuer and the Indenture Trustee. Any such purported assignment, transfer, hypothecation or other conveyance by either of the Sellers without the prior express written consent of the Purchaser, the Issuer and the Indenture Trustee shall be void. The Sellers acknowledge that the Purchaser may assign its rights granted hereunder and any Sold Assets acquired hereunder to the Origination Trust pursuant to the Contribution Agreement and that the Purchaser will transfer the Lease SUBI Certificate (representing a beneficial interest in Origination Trust assets consisting of rights under this Agreement (including rights to indemnities and to Sold Assets)) to the Issuer pursuant to the Transfer Agreement. The Issuer shall pledge the Lease SUBI Certificate to the Indenture Trustee for the benefit of the Investor Noteholders under the Indenture. The Sellers acknowledge that, upon such assignments and pledges, the Issuer or the Indenture Trustee, as the case may be, may enforce directly, without joinder of the Purchaser, the rights set forth in this Agreement. All such assignees, including parties to the Indenture in the case of any assignment to such parties, shall be third-party beneficiaries of, and shall be entitled to enforce the Purchaser's rights and remedies under, this Agreement to the same extent as if they were parties hereto.

          IN WITNESS WHEREOF, the parties hereby have caused this Asset Sale Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.



                                PHH VEHICLE MANAGEMENT SERVICES LLC,
                                     as Seller



                                By:
                                   ---------------------------------------
                                     Name:
                                     Title:





                                PHH PERSONAL LEASE CORPORATION,
                                     as Seller



                                By:
                                   ---------------------------------------
                                     Name:
                                     Title:





                                RAVEN FUNDING LLC,
                                     as the Purchaser



                                By:
                                   ---------------------------------------
                                     Name:
                                     Title:

                                                                     Exhibit A





                           Schedule of Sold Vehicles
                           -------------------------


          See the computer tape delivered to the UTI Trustee and the Indenture Trustee.

                                                                     Exhibit B



                            Schedule of Sold Leases
                            -----------------------


          See the computer tape delivered to the UTI Trustee and the Indenture Trustee.

                                                                     Exhibit C


                        Schedule of Existing Interests
                        ------------------------------



                  Exchangeable Beneficial Certificate
                  Series 1998-A   Special Beneficial Certificate
                  Series 1998-B   Special Beneficial Certificate
                  Series 1998-C   Special Beneficial Certificate

                                                                     Exhibit D



                                Existing Leases
                                ---------------


          See the computer tape delivered to the UTI Trustee and the Indenture Trustee.

                                                                     Exhibit E



                               Existing Vehicles


          See the computer tape delivered to the UTI Trustee and the Indenture Trustee.

                             Schedule 3.2(a)(viii)
                         Executive Offices of Sellers


     1.   PHH Vehicle Management Services LLC
          900 Old Country Road
          Garden City, New York  11530

     2.   PHH Personal Lease Corporation
          900 Old Country Road
          Garden City, New York  11530